                                                                   Exhibit 4.11

                       AMENDMENT NO. 3 TO CREDIT AGREEMENT


         This Amendment No. 3 to Credit Agreement (this "Agreement") dated as of March 19, 2004 is made by and among BLOCK COMMUNICATIONS, INC., an Ohio corporation ("Block" or the "Borrower"), BANK OF AMERICA, N.A., in its capacity as administrative agent (in such capacity, the "Administrative Agent"), each of the Lenders (as defined in the Credit Agreement, defined below) signatory hereto, and each of the Guarantors (as defined in the Credit Agreement) signatory hereto.

                              W I T N E S S E T H:

         WHEREAS, the Borrower, the Administrative Agent and each of the Lenders have entered into that certain Credit Agreement dated as of May 15, 2002, as amended by that certain Amendment No. 1 to Credit Agreement dated as of September 12, 2002, and as further amended by that certain Amendment No. 2 to Credit Agreement dated as of September 30, 2003 (as so amended, as hereby amended, and as from time to time hereafter further amended, modified, supplemented, restated, or amended and restated, the "Credit Agreement"; capitalized terms as used in this Agreement not otherwise defined herein shall have the respective meanings given thereto in the Credit Agreement), pursuant to which the Lenders have made available to the Borrower a revolving credit facility (including a letter of credit facility and a swing line facility) and two term loan facilities; and

         WHEREAS, each of the Guarantors has entered into a Guaranty pursuant to which it has guaranteed certain or all of the obligations of the Borrower under the Credit Agreement and the other Loan Documents; and

         WHEREAS, the Borrower has advised the Administrative Agent and the Lenders that it desires to amend certain provisions of the Credit Agreement as set forth below, and the Administrative Agent and the Lenders have agreed so to amend the Credit Agreement on the terms and conditions set forth herein;

         NOW, THEREFORE, in consideration of the premises and further valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

         1. Amendments to Credit Agreement. Subject to the terms and conditions set forth herein, the Credit Agreement is hereby amended as follows:

                  (a) The definition of "Fixed Charge Coverage Ratio" in Section
         1.01 of the Credit Agreement is hereby deleted in its entirety.

                  (b) The definition of "Swing Line Loan Notice" in Section 1.01 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

                           "Swing Line Loan Notice" means a notice of a Swing
                  Line Borrowing pursuant to Section 2.05(b), which, if in writing, shall be substantially in the form of Exhibit B or in such other form as is acceptable to the applicable Swing Line Lender and the Administrative Agent.

                  (c) The following new definition is hereby added to Section
         1.01 of the Credit Agreement in its proper alphabetical order:

                           "Consolidated Coverage Ratio" means with respect to
                  the Borrower and its Subsidiaries for any Four-Quarter Period ending on the date of computation thereof, the ratio of (i) Consolidated EBITDA for such period to (ii) Consolidated Debt Service for such period.

                  (d) The following new definition is hereby added to Section
         1.01 of the Credit Agreement in its proper alphabetical order:

                           "Consolidated Debt Service" means with respect to the
                  Borrower and its Subsidiaries for any period ending on the date of computation thereof, the sum of (a) Consolidated Interest Charges for the Four-Quarter Period ending on the date of computation thereof, plus (b) payments of principal on Indebtedness of the Borrower and its Subsidiaries scheduled to be made during the period of four fiscal quarters of the Borrower following the date of computation thereof, including for purposes of this part (b) amounts under the Revolving Credit Facility outstanding on the date of computation in excess of the amount of Aggregate Revolving Credit Commitments scheduled to be in effect at the end of that period after giving effect to all scheduled reductions of the Aggregate Revolving Credit Commitments during such period, but excluding from this part (b) payments of principal on the Subordinated Indebtedness.

                  (e) Section 7.03(e) is hereby amended by deleting the reference to "$5,000,000" contained therein and inserting "$10,000,000" in lieu thereof.

                  (f) Section 7.12(a) is hereby amended by deleting the table contained therein in its entirety and replaced such table with the following:

----------------------------------------------------------------------------
Four-Quarter Period ending                    Maximum Total Leverage Ratio
----------------------------------------------------------------------------
March 31, 2002,
June 30, 2002, and                                    5.75 to 1.00
September 30, 2002
----------------------------------------------------------------------------

December 31, 2002,
March 31, 2003,
June 30, 2003,
September 30, 2003,                                   5.50 to 1.00
December 31, 2003,

----------------------------------------------------------------------------

----------------------------------------------------------------------------
Four-Quarter Period ending                    Maximum Total Leverage Ratio
----------------------------------------------------------------------------
March 31, 2004,
June 30, 2004,
September 30, 2004 and
December 31, 2004
----------------------------------------------------------------------------

March 31, 2005 and                                    5.25 to 1.00
June 30, 2005
----------------------------------------------------------------------------

September 30, 2005 and                                5.00 to 1.00
December 31, 2005
----------------------------------------------------------------------------

March 31, 2006 and                                    4.75 to 1.00
June 30, 2006
----------------------------------------------------------------------------

September 30, 2006 and                                4.50 to 1.00
December 31, 2006
----------------------------------------------------------------------------

March 31, 2007 and                                    4.00 to 1.00
June 30, 2007
----------------------------------------------------------------------------

September 30, 2007 and thereafter                     3.50 to 1.00

----------------------------------------------------------------------------


                  (g) Section 7.12(b) is hereby amended by deleting the table contained therein in its entirety and replaced such table with the following:

----------------------------------------------------------------------------
Four-Quarter Period ending                   Maximum Senior Leverage Ratio
----------------------------------------------------------------------------
March 31, 2002,
June 30, 2002, and                                    3.00 to 1.00
September 30, 2002
----------------------------------------------------------------------------

December 31, 2002,
March 31, 2003,
June 30, 2003,                                        2.75 to 1.00
September 30, 2003, and
December 31, 2003,
----------------------------------------------------------------------------

----------------------------------------------------------------------------
Four-Quarter Period ending                   Maximum Senior Leverage Ratio
----------------------------------------------------------------------------
March 31, 2004,
June 30, 2004,
September 30, 2004,                                   2.50 to 1.00
December 31, 2004,
March 31, 2005 and
June 30, 2005
----------------------------------------------------------------------------

September 30, 2005,
December 31, 2005,                                    2.25 to 1.00
March 31, 2006 and
June 30, 2006
----------------------------------------------------------------------------

September 30, 2006 and thereafter                     2.00 to 1.00

----------------------------------------------------------------------------


                  (h) Section 7.12(c) is hereby amended by deleting the table contained therein in its entirety and replaced such table with the following:

-----------------------------------------------------------------------------
Four-Quarter Period ending                   Minimum Interest Coverage Ratio
-----------------------------------------------------------------------------
March 31, 2002,
June 30, 2002, and                                     2.00 to 1.00
September 30, 2002
-----------------------------------------------------------------------------

December 31, 2002,
March 31, 2003,
June 30, 2003,
September 30, 2003,
December 31, 2003,
March 31, 2004,                                        2.25 to 1.00
June 30, 2004,
September 30, 2004,
December 31, 2004,
March 31, 2005,
June 30, 2005, and
September 30, 2005
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------
Four-Quarter Period ending                   Minimum Interest Coverage Ratio
-----------------------------------------------------------------------------
December 31, 2005,
March 31, 2006,                                        2.50 to 1.00
June 30, 2006,
September 30, 2006 and
December 31, 2006

-----------------------------------------------------------------------------

March 31, 2007 and thereafter                          3.00 to 1.00

-----------------------------------------------------------------------------

                  (i) Section 7.12(d) is hereby amended by deleting such section in its entirety and replacing the same with the following:

                           (d) CONSOLIDATED COVERAGE RATIO. Permit the
                  Consolidated Coverage Ratio as of the end of any Four-Quarter Period of the Borrower to be less than the ratio set forth below opposite such Four-Quarter Period:

-------------------------------------------------------------------------------
Four-Quarter Period ending                 Minimum Consolidated Coverage Ratio
-------------------------------------------------------------------------------
March 31, 2004,
June 30, 2004,
September 30, 2004
December 31, 2004,
March 31, 2005
June 30, 2005,
September 30, 2005,
December 31, 2005,                                     2.25 to 1.00
March 31, 2006,
June 30, 2006,
September 30, 2006,
December 31, 2006,
March 31, 2007,
June 30, 2007, and
September 30, 2007

-------------------------------------------------------------------------------

December 31, 2007 and thereafter                       1.00 to 1.00

-------------------------------------------------------------------------------

                  (j) Section 7.14 is hereby amended by deleting such section in its entirety and replacing it with the following:

                  7.14 CAPITAL EXPENDITURES. Make or become legally obligated to make Capital Expenditures, which exceed in the aggregate in any fiscal year of the Borrower described below, the amount set forth opposite each such period:

---------------------------------------------------------------------
Fiscal Year Ending                     Maximum Capital Expenditures
---------------------------------------------------------------------
December 31, 2002                              $38,000,000
---------------------------------------------------------------------
December 31, 2003                              $85,000,000
---------------------------------------------------------------------
December 31, 2004                              $65,000,000
---------------------------------------------------------------------
December 31, 2005                              $45,000,000
---------------------------------------------------------------------
December 31, 2006                              $45,000,000
---------------------------------------------------------------------
December 31, 2007                              $40,000,000
---------------------------------------------------------------------
December 31, 2008                              $40,000,000
---------------------------------------------------------------------
December 31, 2009                              $35,000,000
---------------------------------------------------------------------

         ; provided, however, that 50% of the amount not expended during any fiscal year (but excluding in that calculation any amount carried forward from a prior fiscal year) may be carried forward to be expended during the immediately following fiscal year.

         2. Conditions Precedent. The effectiveness of this Agreement and the amendments to the Credit Agreement herein provided are subject to the satisfaction of the following conditions precedent:

                  (a) The Administrative Agent shall have received each of the following documents or instruments in form and substance reasonably acceptable to the Administrative Agent:

                           (i) thirteen (13) original counterparts of this
                  Agreement, duly executed by the Borrower, the Administrative Agent, each Guarantor and the necessary Lenders, together with all schedules and exhibits thereto duly completed; and

                           (ii) such other documents, instruments, opinions,
                  certifications, undertakings, further assurances and other matters as the Administrative Agent shall reasonably require; and

                  (b) all fees and expenses payable to the Administrative Agent and the Lenders (including the fees and expenses of counsel to the Administrative Agent) accrued to date shall have been paid in full.

         3. Consent of the Guarantors. Each of the Guarantors has joined in the execution of this Agreement for the purposes of consenting hereto and for the further purpose of confirming its guaranty of the Obligations of the Borrower pursuant to the Guaranty to which such Guarantor is party. Each Guarantor hereby consents, acknowledges and agrees to the amendments of the Credit Agreement set forth herein and hereby confirms and ratifies in all respects the Guaranty and the other Loan Documents to which such Guarantor is a party and the enforceability of such Guaranty and other Loan Documents against such Guarantor in accordance with its terms.

         4. Representations and Warranties. In order to induce the Administrative Agent and the Lenders to enter into this Agreement, the Borrower and the Guarantors, as applicable, represent and warrant to the Administrative Agent and the Lenders as follows:

                  (a) The representations and warranties made by the Borrower in
         Article V of the Credit Agreement (after giving effect to this Agreement) and in each of the other Loan Documents to which it is a party are true and correct in all material respects on and as of the date hereof, except to the extent that such representations and warranties expressly relate to an earlier date;

                  (b) There has been no material adverse change in the condition, financial or otherwise, of the Borrower and its Subsidiaries, taken as a whole, since December 31, 2002; and

                  (c) The Persons appearing as Guarantors on the signature pages to this Agreement constitute all Persons who are required to be Guarantors pursuant to the terms of the Credit Agreement and the other Loan Documents, including without limitation all Persons who became Subsidiaries or were otherwise required to become Guarantors after the Closing Date, and each of such Persons has become and remains a party to a Guaranty as a Guarantor;

                  (d) This Agreement has been duly authorized, executed and delivered by the Borrower and Guarantors party hereto and constitutes a legal, valid and binding obligation of such parties, except as may be limited by general principles of equity or by the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors' rights generally; and

                  (e) After giving effect to this Agreement, no Default or Event of Default has occurred and is continuing.

         5. Entire Agreement. This Agreement, together with all the Loan Documents (collectively, the "Relevant Documents"), sets forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relative to such subject matter. No promise, condition, representation or warranty, express or implied, not herein set forth shall bind any party hereto, and not one of them has relied on any such promise, condition, representation or warranty. Each of the parties hereto acknowledges that, except as otherwise expressly stated in the Relevant Documents, no representations, warranties or commitments, express or implied, have been made by any party to the other. None of the terms or conditions of this Agreement may be changed, modified, waived or canceled orally or otherwise, except as permitted pursuant to Section 10.01 of the Credit Agreement.

         6. Full Force and Effect of Agreement. Except as hereby specifically amended, modified or supplemented, the Credit Agreement and all other Loan Documents are hereby confirmed and ratified in all respects by each party hereto and shall be and remain in full force and effect according to their respective terms.

         7. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original as against any party whose signature appears thereon, and all of which shall together constitute one and the same instrument.

         8. Governing Law. This Agreement shall in all respects be governed by, and construed in accordance with, the laws of the state of New York.

         9. Enforceability. Should any one or more of the provisions of this Agreement be determined to be illegal or unenforceable as to one or more of the parties hereto, all other provisions nevertheless shall remain effective and binding on the parties hereto.

         10. References. All references in any of the Loan Documents to the "Credit Agreement" shall mean the Credit Agreement, as amended hereby.

         11. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Borrower, the Administrative Agent and each of the Guarantors and Lenders, and their respective successors, assigns and legal representatives; provided, however, that neither the Borrower nor any Guarantor, without the prior consent of the Required Lenders, may assign any rights, powers, duties or obligations hereunder.

         12. Expenses. The Borrower agrees to pay to the Administrative Agent all reasonable out-of-pocket expenses incurred or arising in connection with the negotiation and preparation of this Agreement.

                            [SIGNATURE PAGES FOLLOW.]

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 2 to Credit Agreement to be made, executed and delivered by their duly authorized officers as of the day and year first above written.

                                  BORROWER:

                                  BLOCK COMMUNICATIONS, INC.


                                  By:     /s/ Gary J. Blair
                                         --------------------------
                                  Name:   Gary J. Blair__
                                         --------------------------
                                  Title:  Executive V.P.-Finance
                                         --------------------------


                                  GUARANTORS:

                                  BUCKEYE CABLEVISION, INC.


                                  By:     /s/ Jodi L. Miehls
                                         --------------------------
                                  Name:   Jodi L. Miehls
                                         --------------------------
                                  Title:  Asst. Secretary
                                         --------------------------


                                  ERIE COUNTY CABLEVISION, INC.


                                  By:     /s/ Jodi L. Miehls
                                         --------------------------
                                  Name:   Jodi L. Miehls
                                         --------------------------
                                  Title:  Asst. Secretary
                                         --------------------------


                                  BUCKEYE TELESYSTEMS, INC.


                                  By:     /s/ Jodi L. Miehls
                                         --------------------------
                                  Name:   Jodi L. Miehls
                                         --------------------------
                                  Title:  Asst. Secretary
                                         --------------------------


                                  CORPORATE PROTECTION SERVICES, INC.


                                  By:     /s/ Jodi L. Miehls
                                         ---------------------------
                                  Name:   Jodi L. Miehls
                                         ---------------------------
                                  Title:  Asst. Secretary
                                         ---------------------------


                      Block Communications Amendment No. 3
                                Signature Page 1

                                 COMMUNITY COMMUNICATION SERVICES, INC.


                                 By:     /s/ Jodi L. Miehls
                                        --------------------------
                                 Name:   Jodi L. Miehls
                                        --------------------------
                                 Title:  Asst. Secretary
                                        --------------------------


                                 PG PUBLISHING COMPANY


                                 By:     /s/ Jodi L. Miehls
                                        --------------------------
                                 Name:   Jodi L. Miehls
                                        --------------------------
                                 Title:  Asst. Secretary
                                        --------------------------


                                 MONROE CABLEVISION, INC.


                                 By:     /s/ Jodi L. Miehls
                                        --------------------------
                                 Name:   Jodi L. Miehls
                                        --------------------------
                                 Title:  Asst. Secretary
                                        --------------------------


                                 LIMA COMMUNICATIONS CORPORATION


                                 By:     /s/ Jodi L. Miehls
                                        --------------------------
                                 Name:   Jodi L. Miehls
                                        --------------------------
                                 Title:  Asst. Secretary
                                        --------------------------


                                 WLFI-TV, INC.


                                 By:     /s/ Jodi L. Miehls
                                        --------------------------
                                 Name:   Jodi L. Miehls
                                        --------------------------
                                 Title:  Asst. Secretary
                                        --------------------------



                      Block Communications Amendment No. 3
                                Signature Page 2

                                 INDEPENDENCE TELEVISION COMPANY


                                 By:     /s/ Jodi L. Miehls
                                        --------------------------
                                 Name:   Jodi L. Miehls
                                        --------------------------
                                 Title:  Asst. Secretary
                                        --------------------------


                                 TOLEDO AREA TELECOMMUNICATIONS SERVICES, INC.


                                 By:      /s/ Jodi L. Miehls
                                         -------------------------
                                 Name:    Jodi L. Miehls
                                         -------------------------
                                 Title:   Asst. Secretary
                                         -------------------------


                                 METRO FIBER & CABLE CONSTRUCTION COMPANY


                                 By:     /s/ Jodi L. Miehls
                                        --------------------------
                                 Name:   Jodi L. Miehls
                                        --------------------------
                                 Title:  Asst. Secretary
                                        --------------------------


                                 IDAHO INDEPENDENT TELEVISION, INC.


                                 By:     /s/ Jodi L. Miehls
                                        --------------------------
                                 Name:   Jodi L. Miehls
                                        --------------------------
                                 Title:  Asst. Secretary
                                        --------------------------


                                 CARS HOLDING, INC.


                                 By:     /s/ Jodi L. Miehls
                                        --------------------------
                                 Name:   Jodi L. Miehls
                                        --------------------------
                                 Title:  Asst. Secretary
                                        --------------------------


                      Block Communications Amendment No. 3
                                Signature Page 3

                                 ACCESS TOLEDO, LTD.
                                 By:    BLOCK COMMUNICATIONS, INC.

                                 By:     /s/ Jodi L. Miehls
                                        --------------------------
                                 Name:   Jodi L. Miehls
                                        --------------------------
                                 Title:  Asst. Secretary
                                        --------------------------




                      Block Communications Amendment No. 3
                                Signature Page 4

                                 ADMINISTRATIVE AGENT:


                                 BANK OF AMERICA, N.A., as Administrative Agent


                                 By:     /s/ Derrick C. Bell
                                        --------------------------
                                 Name:   Derrick C. Bell
                                        --------------------------
                                 Title:  Principal
                                        --------------------------


                      Block Communications Amendment No. 3
                                Signature Page 5

                                 LENDERS:
                                 --------

                                 BANK OF AMERICA, N.A.


                                 By:     /s/ Derrick C. Bell
                                        --------------------------
                                 Name:   Derrick C. Bell
                                        --------------------------
                                 Title:  Principal
                                        --------------------------


                      Block Communications Amendment No. 3
                                Signature Page 6

                                 NATIONAL CITY BANK


                                 By:     /s/ Christian Kalmbach
                                        --------------------------
                                 Name:   Christian Kalmbach
                                        --------------------------
                                 Title:  Senior Vice President
                                        --------------------------



                      Block Communications Amendment No. 3
                                Signature Page 7

                                 FLEET NATIONAL BANK


                                 By:     /s/ Patrick Bonebrake
                                        --------------------------
                                 Name:   Patrick Bonebrake
                                        --------------------------
                                 Title:  Director
                                        --------------------------



                      Block Communications Amendment No. 3
                                Signature Page 8

                                 BANK OF MONTREAL


                                 By:     /s/ Michael Silverman
                                        --------------------------
                                 Name:   Michael Silverman
                                        --------------------------
                                 Title:  Managing Director
                                        --------------------------


                      Block Communications Amendment No. 3
                                Signature Page 9

                                 COMERICA BANK


                                 By:     /s/ Bryndon C. Skelten
                                        --------------------------
                                 Name:   Bryndon C. Skelten
                                        --------------------------
                                 Title:  Assistant Vice President
                                        --------------------------



                      Block Communications Amendment No. 3
                                Signature Page 10

                                 THE BANK OF NEW YORK


                                 By:     /s/ Michael E. Masters
                                        --------------------------
                                 Name:   Michael E. Masters
                                        --------------------------
                                 Title:  Vice President
                                        --------------------------


                      Block Communications Amendment No. 3
                                Signature Page 11

                                 FIFTH THIRD BANK


                                 By:     /s/ Michael R. Miller
                                        --------------------------
                                 Name:   Michael R. Miller
                                        --------------------------
                                 Title:  Executive Vice President
                                        --------------------------


                      Block Communications Amendment No. 3
                                Signature Page 12

                                 STANDARD FEDERAL BANK N.A.


                                 By:     /s/ Jason W. Bierlein
                                        --------------------------
                                 Name:   Jason W. Bierlein
                                        --------------------------
                                 Title:  Vice President
                                        --------------------------


                      Block Communications Amendment No. 3
                                Signature Page 13

                                 GENERAL ELECTRIC CAPITAL CORPORATION


                                 By:     /s/ Molly S. Fergusson
                                        -------------------------------
                                 Name:   Molly S. Fergusson
                                        -------------------------------
                                 Title:  As Duly Authorized Signatory
                                        -------------------------------


                      Block Communications Amendment No. 3
                                Signature Page 14

                                 ATRIUM CDO


                                 By:     /s/ David H. Lerner
                                        ---------------------------
                                 Name:   David H. Lerner
                                        ---------------------------
                                 Title:  Authorized Signatory
                                        ---------------------------



                      Block Communications Amendment No. 3
                                Signature Page 15

                                 BIG SKY SENIOR LOAN FUND, LTD.

                                 By:    Eaton Vance Management,
                                        as Investment Advisor


                                 By:     /s/ Michael B. Botthof
                                        --------------------------
                                 Name:   Michael B. Botthof
                                        --------------------------
                                 Title:  Vice President
                                        --------------------------


                      Block Communications Amendment No. 3
                                Signature Page 16

                                 BRYN MAWR CLO, LTD.

                                 By:    Deerfield Capital Management LLC,
                                        as its Collateral Manager


                                 By:     /s/ Mark E. Wittnebel
                                        --------------------------
                                 Name:   Mark E. Wittnebel
                                        --------------------------
                                 Title:  Sr. Vice President
                                        --------------------------


                      Block Communications Amendment No. 3
                                Signature Page 17

                                 CITIGROUP INVESTMENTS CORPORATE


                                 By:     /s/ Maura K. Connor
                                        --------------------------
                                 Name:   Maura K. Connor
                                        --------------------------
                                 Title:  Portfolio Manager
                                        --------------------------


                      Block Communications Amendment No. 3
                                Signature Page 18

                                 COSTANTINUS EATON VANCE CDO V, LTD.

                                 By:    Eaton Vance Management,
                                        as Investment Advisor


                                 By:     /s/ Michael B. Botthof
                                        ---------------------------
                                 Name:   Michael B. Botthof
                                        ---------------------------
                                 Title:  Vice President
                                        ---------------------------


                      Block Communications Amendment No. 3
                                Signature Page 19

                                 EATON VANCE CDO III, LTD.

                                 By:    Eaton Vance Management,
                                        as Investment Advisor


                                 By:     /s/ Michael B. Botthof
                                        --------------------------
                                 Name:   Michael B. Botthof
                                        --------------------------
                                 Title:  Vice President
                                        --------------------------


                      Block Communications Amendment No. 3
                                Signature Page 20

                                 EATON VANCE CDO IV, LTD.

                                 By:    Eaton Vance Management,
                                        as Investment Advisor


                                 By:     /s/ Michael B. Botthof
                                        --------------------------
                                 Name:   Michael B. Botthof
                                        --------------------------
                                 Title:  Vice President
                                        --------------------------



                      Block Communications Amendment No. 3
                                Signature Page 21

                                 EATON VANCE INSTITUTIONAL SENIOR LOAN FUND

                                 By:    Eaton Vance Management,
                                        as Investment Advisor


                                 By:     /s/ Michael B. Botthof
                                        --------------------------
                                 Name:   Michael B. Botthof
                                        --------------------------
                                 Title:  Vice President
                                        --------------------------


                      Block Communications Amendment No. 3
                                Signature Page 22

                                 EATON VANCE SENIOR INCOME TRUST

                                 By:    Eaton Vance Management,
                                        as Investment Advisor


                                 By:     /s/ Michael B. Botthof
                                        --------------------------
                                 Name:   Michael B. Botthof
                                        --------------------------
                                 Title:  Vice President
                                        --------------------------



                      Block Communications Amendment No. 3
                                Signature Page 23

                                 GALLATIN FUNDING I LTD.

                                 By:    Bear Stearns Asset Management, Inc.,
                                        as its Collateral Manager


                                 By:     /s/ Niall Rosenzweig
                                        --------------------------
                                 Name:   Niall Rosenzweig
                                        --------------------------
                                 Title:  Associate Director
                                        --------------------------


                      Block Communications Amendment No. 3
                                Signature Page 24

                                 GRAYSON & CO.

                                 By:    Boston Management and Research,
                                        as Investment Advisor


                                 By:     /s/ Michael B. Botthof
                                        --------------------------
                                 Name:   Michael B. Botthof
                                        --------------------------
                                 Title:  Vice President
                                        --------------------------


                      Block Communications Amendment No. 3
                                Signature Page 25

                                 ING PRIME RATE TRUST

                                 By:    ING Investments, LLC.,
                                        as its Investment Manager


                                 By:     /s/ Mohamed Basma
                                        --------------------------
                                 Name:   Mohamed Basma
                                        --------------------------
                                 Title:  Vice President
                                        --------------------------


                      Block Communications Amendment No. 3
                                Signature Page 26

                                 LANDMARK II CDO LIMITED

                                 By:    Aladdin Asset Management LLC,
                                        as Manager


                                 By:     /s/ Gil Marchand
                                        --------------------------
                                 Name:   Gil Marchand
                                        --------------------------
                                 Title:  Authorized Signatory
                                        --------------------------


                      Block Communications Amendment No. 3
                                Signature Page 27

                                 OCTAGON INVESTMENT PARTNERS III, LTD.

                                 By:    Octagon Credit Investors, LLC,
                                        as Portfolio Manager


                                 By:     /s/ Andrew D. Gordon
                                        --------------------------
                                 Name:   Andrew D. Gordon
                                        --------------------------
                                 Title:  Portfolio Manager
                                        --------------------------

                      Block Communications Amendment No. 3
                                Signature Page 28

                                 OCTAGON INVESTMENT PARTNERS V, LTD.

                                 By:    Octagon Credit Investors, LLC,
                                        as Portfolio Manager


                                 By:     /s/ Andrew D. Gordon
                                        --------------------------
                                 Name:   Andrew D. Gordon
                                        --------------------------
                                 Title:  Portfolio Manager
                                        --------------------------


                      Block Communications Amendment No. 3
                                Signature Page 29

                                 OCTAGON INVESTMENT PARTNERS VI, LLC

                                 By:    Octagon Credit Investors, LLC,
                                        as Portfolio Manager


                                 By:     /s/ Andrew D. Gordon
                                        --------------------------
                                 Name:   Andrew D. Gordon
                                        --------------------------
                                 Title:  Portfolio Manager
                                        --------------------------


                      Block Communications Amendment No. 3
                                Signature Page 30

                                 OLYMPIC FUNDING TRUST, SERIES 1999-1


                                 By:     /s/ Ann E. Morris
                                        -------------------------
                                 Name:   Ann E. Morris
                                        -------------------------
                                 Title:  Authorized Agent
                                        -------------------------


                      Block Communications Amendment No. 3
                                Signature Page 31

                                 OXFORD STRATEGIC INCOME FUND

                                 By:    Eaton Vance Management,
                                        as Investment Advisor


                                 By:     /s/ Michael B. Botthof
                                        --------------------------
                                 Name:   Michael B. Botthof
                                        --------------------------
                                 Title:  Vice President
                                        --------------------------


                      Block Communications Amendment No. 3
                                Signature Page 32

                                 ROSEMONT CLO, LTD.

                                 By:    Deerfield Capital Management LLC,
                                        as its Collateral Manager


                                 By:     /s/ Mark E. Wittnebel
                                        --------------------------
                                 Name:   Mark E. Wittnebel
                                        --------------------------
                                 Title:  Sr. Vice President
                                        --------------------------


                      Block Communications Amendment No. 3
                                Signature Page 33

                                 SENIOR DEBT PORTFOLIO

                                 By:    Boston Management and Research,
                                        as Investment Advisor


                                 By:     /s/ Michael B. Botthof
                                        --------------------------
                                 Name:   Michael B. Botthof
                                        --------------------------
                                 Title:  Vice President
                                        --------------------------


                      Block Communications Amendment No. 3
                                Signature Page 34